2.2

Proxy Agreement

股东权利委托协议

The Agreement is made and entered into by and among the following Parties on May th, 2021, in Shanghai:

本协议由以下双方于2021年5月8日在上海签订：

Party A：Qu Xiaodan

ID Number：370612198106191713

Address: Room 2203, Unit 2, Building 5, 406 Yong 'an Road, Muping District, Yantai , Shandong

甲方：曲晓丹

身份证号码：370612198106191713

住址：山东省烟台市牟平区永安路406号5号楼2单元2203号

Party B: Shanghai Miting Creative Design Co., Ltd.

Legal Representative: Qu Xiaodan

Address: Room 098, Floor 12, Building 1, No.588 Zixing Road, Minhang District, Shanghai

乙方：上海米霆文化创意有限公司

法定代表人：曲晓丹

住所：上海市闵行区紫星路588号1幢12层098室

Each of Party A, Party B shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.

甲方、乙方单称为“一方”，合称为“各方”。

WHEREAS:

鉴于：

1. Party A holds [6.44]% equity interests of Shanghai Jupiter Creative Design Co., Ltd. (hereinafter referred to as "the Target Company"); Party B is a limited liability company incorporated and effectively existing under the PRC laws.

   甲方持有上海朱庇特创意设计有限公司（以下简称"目标公司"）【6.44】%股权；乙方系一家依据中华人民共和国法律规定登记成立并有效存续的有限责任公司。

2. The Target Company is a limited liability company duly incorporated and effectively existing under the PRC laws.

   目标公司系一家依据中华人民共和国法律规定登记成立并有效存续的有限责任公司。

3. Party A is willing to entrust Party B to exercise any and all of shareholder's rights in the Target Company and Party A agrees that Party B may designate any entity or individual to exercise all the shareholder's rights in the Target Company entrusted to Party B, and Party B is willing to accept such authorization.

   甲方拟委托乙方行使其在目标公司的全部股东权利且甲方同意乙方可指定任一实体或个人行使其委托给乙方目标公司的全部股东权利，乙方同意接受此等委托。

Now, therefore, in accordance with the laws and regulations of the PRC, and based on the principle of equality and mutual benefit, the Parties hereby agree as follows:

据此，依照中国的法律和法规，协议双方本着平等互利的原则，经友好协商，达成如下条款以资共同遵守：

1. Entrusted Content

委托内容

1.1 Party A hereby agrees and irrevocably entrusts Party B to exercise all shareholder's rights in the Target Company in accordance with the laws and

regulations of PRC and the articles of association of the Target Company in effect at that time (hereinafter referred to as "Entrusted Rights") on its behalf, which Party A agrees that Party B may designate any entity or individual to exercise the Entrusted Rights, and Party B is willing to accept such authorization. Aforementioned Entrusted Rights shall include but not limited to:

甲方在此同意并不可撤销地委托乙方代表其行使依据中国法律及目标公司届时有效的公司章程规定的所有股东权利（以下简称"委托权利"）且甲方同意乙方可指定任一实体或个人行使委托权利，乙方同意接受该委托。前述委托权利包括但不限于：

（1） as the agent of Party A in the shareholders' meetings of the Target Company, convene, attend and president the shareholders' meeting, and exercise voting rights on all matters to be resolved in the shareholder's meetings in accordance with the laws of the PRC and the articles of association of the Target Company;

在目标公司股东会上作为甲方的代理人，召集、出席、主持股东会，并就中国法律及目标公司章程规定的所有股东会决议事项进行投票表决；

（2） transfer, pledge or dispose of all the equity interest of the Target Company held by Party A or set any encumbrance on its equity interest hereof;

转让、质押或处置甲方持有的目标公司所有股权或在其股权上设置权利负担；

（3） collect the dividend;

收取股东分红款；

（4） participate in litigation procedures related to shareholder's rights as a specially authorized litigation agent of Party A or resolve disputes related to shareholder's right of Party A;

作为甲方特别授权的诉讼代理人参加股东权利相关裁判程序或

出面解决与甲方股东权利相关纠纷；

（5） sign and perform all legal documents related to shareholder's right of Party A; and

签署与甲方股东权利相关的所有法律文件并执行；以及

（6） other matters related to the shareholder's right.

其他股东权利相关的事项。

1.2 For the purpose of exercising Entrusted Rights under this Agreement, Party B shall be entitled to fully understand the operation, business, customers, finance, employees and other relevant information of the Target Company, and to inspect relevant material of the Target Company (including but not limited to financial books), and to reasonably contact and communicate with employees, representatives, agents and customers of the Target Company upon reasonable prior notice. Party A shall urge and assist the Target Company to cooperate fully in connection with these matters.

为行使本协议下委托权利之目的，乙方有权充分了解目标公司的运营、业务、客户、财务、员工等各种相关信息，查阅目标公司相关资料（包括但不限于财务账簿），且经合理事先通知，乙方有权与目标公司员工、代表、代理、客户进行合理接触和交流，甲方应当促使并协助目标公司对此予以充分配合。

1.3 Except for the Entrusted Rights set forth in Clause 1.1 of this Agreement, Party B shall be entitled, as the authorized representative of Party A, to sign the asset/equity interest transfer agreement and relevant documents (if any) under the Exclusive Call Option Agreement separately entered into among the Parties and the Target Company, and perform contractual obligations under the Exclusive Call Option Agreement and the Equity Interest Pledge Agreement separately entered into between the Parties on the behalf of Party A.

除本协议第 1.1 条所述委托权利之外，乙方有权依据本协议作为甲方的授权代表签署双方和目标公司另行签署的《独家购买权协议》项下

的股权/资产转让协议以及相关文件（如需），并代表甲方履行其在《独家购买权协议》及双方另行签署的《股权质押协议》项下的合同义务。

2. Exercise of the Entrusted Rights

委托权利的行使

2.1 Party B shall be entitled to designate any entity or individual at any time, and such entity or individual may exercise the Entrusted Rights set forth in Clause 1 herein at its sole discretion without approval or ratification of Party A. In addition, Party B shall be entitled to notify Party A in written at any time to replace the entity or individual it designated, and Party A shall cooperate to provide power of attorney or other requisite legal documents.

乙方有权随时指定任一实体或个人，该实体或个人可根据自行判断行使第 1 条约定的委托权利而无须获得甲方认可或追认，且乙方有权随时书面通知甲方更换其指定的实体或个人，甲方应配合出具相应的授权委托书或其他必要的法律文件等。

2.2 Party A shall render full support and assistance unconditionally by exercising the Entrusted Rights, including but not limited to signing resolutions of shareholders' meetings or other relevant legal documents made by the Target Company when necessary (such as in the case of meeting the requirements on the documents to be submitted to government departments for approval, registration and filing).

甲方应无条件地就乙方行使委托权利提供充分的协助，包括但不限于在必要时(如为满足政府部门审批、登记、备案所需报送文件之要求)及时签署目标公司作出的股东会决议或其他相关的法律文件。

2.3 Party A confirms that, regardless of any change in shareholding structure of the Target Company, Party A will entrust Party B or the entity or individual it designated to exercise all the shareholder' right enjoyed by Party B as the shareholders of the Target Company according to the laws of the PRC and the articles of association of the Target Company in effect at that time, as agreed herein.

甲方确认，无论目标公司股权结构如何变化，均将其作为目标公司股东而依据中国法律及目标公司届时有效的章程所享有的全部股东权利按照本协议约定委托给乙方或其指定的实体或个人行使。

3. Term of Entrustment

委托期限

3.1 The term of entrustment commences from the execution date of this Agreement. This Agreement will remain in force unless any of the following events occurs:

本协议自双方正式签署之日起生效；除非存在以下情形，本协议将持续有效：

（1） Party A is no more a shareholder of the Target Company;

甲方不再作为目标公司股东；

（2） Party B requests in written to terminate the entrustment;

乙方书面要求终止委托；

（3） The assets and qualifications of the Target Company have been fully or materially transferred to Party B or the entity or individual designated by Party B.

目标公司资产、资质已全部或实质性转移给乙方或乙方指定的实体或个人。

3.2 During the term of entrustment, Party A shall not terminate this Agreement unilaterally; if Party B terminates this Agreement by issuing a written notice, Party A shall unconditionally cooperate to handle all necessary formalities and sign relevant documents (if any).

在委托期限内，甲方不得单方终止、解除本协议；如乙方以发出书面通知的方式终止本协议，甲方应无条件地配合履行所有必要的手续并签署相应的文件（如有）。

4. Effectiveness of the Entrustment

受托行为效力

All the actions conducted by Party B or the entity or individual designated by Party B in exercising the Entrusted Rights shall be regarded as the act of Party A, and all documents signed by Party B shall be considered to be executed by Party A. Party A confirms that any legal consequences or liabilities arising from exercising of the Entrusted Rights by Party B or the entity or individual designated by Party B will be ratified by Party A and borne by Party A of its free will.

乙方或其指定的实体、个人因行使委托权利而作出的所有行为均视为甲方的行为，签署的所有文件均视为由甲方签署。甲方确认，对乙方或其指定的实体、个人行使委托权利所产生的任何法律后果或法律责任，均予以认可并自愿承担相应责任。

5. Early Termination

提前终止

During the term of entrustment, Party A shall not terminate this Agreement unilaterally, however Party B shall be entitled to terminate this Agreement upon a written notice 10 business days in advance, in such case, Party A shall unconditionally cooperate to handle all necessary formalities and sign relevant documents (if any).

在委托期限内，甲方不得单方终止、解除本协议，但乙方有权通过提前10（十）个工作日以发出书面通知的方式终止本协议，甲方应无条件地配合履行必要的手续并签署相应的文件（如有）。

6. Untransferable

不可转让

Without Party B’s prior written consent, Party A shall not assign its rights and obligations under this Agreement to any third party. Party A agrees that Party B may assign its obligations and rights under this Agreement to any third party without approval of Party A.

除非经过乙方事先书面同意，甲方不得将本协议项下的权利义务全部或部分地转让给第三方；甲方同意，乙方可以将本协议项下的权利义务全部或部分地转让给第三方而无须获得甲方的许可。

7. Confidentiality Obligations

保密条款

Without the requirement of judicial department, government department or the prior written consent of Party B, both Parties shall guarantee that they and their employees, senior executives and consultants who have the right to contact and understand the terms of this Agreement shall keep the content and the existence of this Agreement and the entrustment relationship between both Parties confidential, otherwise the breaching party shall bear corresponding legal liabilities. The confidentiality obligations herein shall remain valid after the termination of this Agreement.

未经司法部门、政府部门的要求或乙方事先书面同意，双方应保证自己以及有权接触和了解本协议条款的员工、高管、顾问等对本协议内容、本协议的存在及双方委托关系进行保密，否则违约方应承担相应的法律责任。本条约定的保密义务在本协议终止后仍旧有效。

8. Default Liability

违约责任

During the term of this Agreement, if either Party is in breach of any provisions herein or fails to perform or fully perform its any obligations hereunder, such breach or failure shall constitute a default under this Agreement. The defaulting party shall bear all the losses of the non-defaulting party so incurred.

本协议期间，任何一方违反本协议的任一条款，或不履行或未完全履行本协议项下的任何一项义务，即视为本协议项下的违约，违约方需承担由此给守约方造成的全部损失。

9. Severability

可分性

If any clause of this Agreement is judged as invalid or non-enforceable according to laws and regulations, such clause shall be deemed invalid, however without affecting the effectiveness of other clauses hereof in any way. If the exercise of the Entrusted Rights set forth in Clause 1 of this Agreement cannot be fully realized for any reason, the Parties shall seek the most similar alternative, and sign the supplementary agreement or make any necessary amendment and adjustment to the terms and conditions hereof, so as to realize the business intents as contemplated by this Agreement.

由于法律法规的规定而导致本协议的任何条款无效或无法执行，则该条款无效，但不以任何方式影响本协议剩余其他条款的效力。如本协议第1条项下委托权利的行使因任何原因无法完全实现的，双方应立即寻求最相近的替代方案，并在必要的时候签署补充协议或调整本协议条款，以确保可以实现本协议的目的。

10. Non-Waiver

不弃权条款

The failure or delay in exercising any certain right hereunder shall not constitute a waiver of such right by such Party

任何一方根据本协议规定在行使其权利时的失误或延误，并不构成该权利的放弃。

11. Governing Law

适用法律

The execution, effectiveness, interpretation, performance, and dispute resolution shall be governed by relevant applicable laws and regulations of the mainland of the People's Republic of China.

本协议的签订、效力、理解和执行，以及争议的解决适用于中华人民共和国大陆地区的相关法律和法规。

12. Resolution of Disputes

争议解决

Any disputes, issues or claims arising from or related to this Agreement or the performance, interpretation, breach, termination or validity of this Agreement shall be settled through friendly negotiation between the Parties. If negotiation fails, the dispute shall be arbitrated in Beijing by China International Economic and Trade Arbitration Commission in accordance with the arbitration rules of such commission in effect at that time. The award of the arbitration shall be final and binding on the Parties. During the period when the dispute is being resolved, the Parties shall continue to implement this Agreement in all other aspects except the disputed matters.

本协议或本协议的履行、解释、违约、终止或效力所引起的或与此有关的任何争议、纠纷或权利要求，都应双方友好协商解决。协商不成的，该争议由中国国际经济贸易仲裁委员会并依据该委员会届时有效的仲裁规则在北京进行仲裁，仲裁的结果是终局性的，对各方均有约束力。争议正在解决期间，除争议的事项外，双方应在所有其它方面继续执行本协议。

13. Miscellaneous

其他

13.1 This Agreement shall be binding on the legal successors of the Parties.

本协议对各方的合法继受人均具有约束力。

13.2 Any amendment and supplement to this Agreement shall require the execution of a written agreement by both Parties.

本协议的任何修改、补充必须以书面形式进行，并由本协议双方适当签署后方能生效。

13.3 This Agreement is written in both Chinese and English, and in the case of any conflict between the two versions, the Chinese version shall prevail.

本协议以中英文书写，若有歧义，以中文版本为准。

13.4 This Agreement shall come into effect upon being signed or sealed by both

Parties. This Agreements shall have three counterparts, with Party A holding one original and Party B holding two originals. All counterparts shall be given the same legal effect.

本协议自双方签字或盖章之日起生效。本协议一式叁份，甲方执壹份、乙方执贰份，均具有同等法律效力。

(No text below)

（以下无正文）

IN WITNESS WHEREOF, this Proxy Agreement is signed by the following Parties on the date and place first above.
兹此为证，本股东权利委托协议由以下各方于文首之日期及地点签署。

Party A(Signature):
甲方（签字）：

IN WITNESS WHEREOF, this Proxy Agreement is signed by the following Parties on the date and place first above.
兹此为证，本股东权利委托协议由以下各方于文首之日期及地点签署。

Party B (Seal):

Legal Representative/Authorized Representative (Signature):

乙方（盖章）：

法定代表人/授权代表（签字）